INCOME TAX	12 Months Ended
Dec. 31, 2012
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense (benefit) for the years ended December 31 follows:

	2012	2011	2010
	(In thousands)
Current	$-	$(413)	$(57)
Deferred	-	(646)	(1,533)
Establishment of valuation allowance	-	847	-
Income tax benefit	$-	$(212)	$(1,590)

The deferred income tax benefit of $0.6 million and $1.5 million during 2011 and 2010 is primarily attributed to the affects of pretax other comprehensive income (loss).

A reconciliation of income tax benefit to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to the income (loss) before income tax for the years ended December 31 follows:

	2012	2011	2010
	(In thousands)
Statutory rate applied to income (loss) before income tax	$9,169	$(7,144)	$(6,405)
Net change in valuation allowance	(8,730)	9,369	5,672
Bank owned life insurance	(568)	(657)	(671)
Tax-exempt income	(453)	(521)	(800)
Share-based compensation	258	-	-
U.S. Treasury warrant	100	(398)	(138)
Non-deductible meals, entertainment and memberships	55	50	36
Trust preferred securities exchange costs	-	-	352
Other, net	169	(911)	364
Income tax benefit	$-	$(212)	$(1,590)

Generally, the amount of income tax expense or benefit allocated to operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income (loss). However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from operations and pretax income from other categories in the current year. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in operations. In 2011 and 2010, pretax other comprehensive income of $1.8 million and $3.9 million, respectively, reduced our valuation allowance and resulted in a benefit of $0.6 million and $1.4 million being allocated to the loss from operations.

We assess the need for a valuation allowance against our deferred tax assets periodically. The realization of our deferred tax assets is largely dependent upon future taxable income and future reversals of existing taxable temporary differences. In assessing the need for a valuation allowance, we consider all positive and negative evidence, including anticipated operating results, scheduled reversals of deferred tax liabilities and tax planning strategies. In 2008, we first established a valuation allowance against substantially all of our net deferred tax assets due to a number of factors, including our then declining operating performance, overall negative trends in the banking industry and our expectation that our operating results would continue to be negatively affected by the overall economic environment. During 2011, 2010 and 2009, we concluded that we needed to continue to carry a valuation allowance based on similar factors. As a result we recorded additional valuation allowances of $9.4 million and $5.7 million during 2011 and 2010, respectively. This resulted in a valuation allowance against our entire net deferred tax asset except for, in 2010 certain state deferred tax assets at Mepco that were expected to be recovered based on Mepco's individual earnings. However, at December 31, 2011, due to a second year of losses at Mepco and remaining uncertainty regarding certain vehicle service contract counterparty receivables, we concluded that a valuation allowance against the $0.8 million of Mepco's deferred state tax assets was also needed. During 2012, we returned to profitability and recorded four consecutive quarters of positive earnings. Despite these improved results, at December 31, 2012, we have concluded that the valuation allowance of $65.1 million against our net deferred tax asset is still necessary. We believe additional evidence of sustained future profitability is required (particularly in light of the significant contribution of gains on mortgage loans to our 2012 results) in order to conclude that it is more likely than not that we can realize our net deferred tax asset. This valuation allowance may be reversed to income in future periods to the extent that the related deferred tax assets are realized or the valuation allowance is otherwise no longer required. In making such judgments, significant weight will be given to evidence that can be objectively verified. We will analyze changes in near-term market conditions and consider both positive and negative evidence as well as other factors which may impact future operating results in making any decision to adjust this valuation allowance. In addition, changes in tax laws and changes in tax rates as well as our future level of earnings can impact the ultimate realization of our net deferred tax asset as well as the valuation allowance that we have established.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2012	2011
	(In thousands)
Deferred tax assets
Loss carryforwards	$39,593	$25,686
Allowance for loan losses	15,502	20,616
Fixed assets	2,664	3,109
Alternative minimum tax credit carry forward	2,577	2,577
Purchase premiums, net	2,413	4,416
Valuation allowance on other real estate owned	2,085	5,129
Share based payments	817	1,006
Vehicle service contract counterparty contingency reserve	765	12,377
Unrealized loss on trading securities	591	603
Other than temporary impairment charge on securities available for sale	507	427
Deferred compensation	512	482
Loss reimbursement on sold loans reserve	501	524
Non accrual loan interest income	325	443
Unrealized loss on derivative financial instruments	259	539
Reserve for unfunded lending commitments	209	450
Unrealized loss on securities available for sale	181	1,252
Mepco claims expense	-	546
Other	162	112
Gross deferred tax assets	69,663	80,294
Valuation allowance	(65,117)	(75,199)
Total net deferred tax assets	4,546	5,095
Deferred tax liabilities
Mortgage servicing rights	3,855	3,930
Deferred loan fees	373	356
Federal Home Loan Bank stock	318	318
Unrealized gain on loans held for sale	-	491
Gross deferred tax liabilities	4,546	5,095
Net deferred tax assets	$-	$-

At December 31, 2012, we had $0.3 million of federal capital loss carryforwards that expire in 2014 and federal net operating loss ("NOL") carryforwards of approximately $111.9 million which, if not used against taxable income, will expire as follows:

(In thousands)

2017	$3,437
2018	189
2022	194
2023	359
2029	25,467
2030	26,254
2031	17,170
2032	38,865
Total	$111,935

The use of $4.2 million of NOL carryforwards in the total above, which were acquired through the acquisitions of two financial institutions are limited to $3.3 million per year as the result of a change in control as defined in the Internal Revenue Code. In addition, we had a minor amount of state NOL carryfowards in certain states where Mepco operates.

Changes in unrecognized tax benefits for the year ended December 31, follows:

	2012	2011	2010
	(In thousands)

Balance at beginning of year	$2,139	$2,393	$1,981
Additions based on tax positions related to the current year	15	23	445
Reductions due to the statute of limitations	(56)	(277)	(33)
Reductions due to settlements	(227)	-	-
Balance at end of year	$1,871	$2,139	$2,393

If recognized, the entire amount of unrecognized tax benefits, net of $0.4 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2012, 2011 and 2010. No amounts were accrued for interest and penalties at December 31, 2012, 2011 or 2010. At December 31, 2012, U.S. Federal tax years 2009 through the present remain open to examination.